DOV Pharmaceutical, Inc.

Bicifadine Clinical Data Update

May 22, 2006

Safe Harbor Statement

This document contains forward-looking statements that involve significant risks and uncertainties, including those discussed below and described more fully in our annual report on Form 10-K to filed with the Securities and
Exchange Commission on March 15, 2006 and subsequent 10-Q filings.
These statements are made as aids to a verbal presentation.  They reflect our current expectations concerning future events, and thus our actual results could differ materially from those anticipated in these forward-looking statements as a result of many factors.  These factors include our ability to achieve and maintain profitability, the extent to which we collaborate with third parties on drug discovery and development activities, the ability of our collaborators and of DOV to meet drug development objectives tied to milestones and royalties and our ability to attract and retain experienced scientists and management.  We undertake no duty and have no intention to update any forward-looking statements to reflect new facts that come to light.

Bicifadine: Clinical Data Update

Analysis of Phase III Trial (study 020) of
bicifadine in Chronic Low Back Pain:

Placebo response

VAS pain score improvements

Sub-group analyses

Drop out rates and Adverse Event profile

Study 020: Pain Score Improvements

The study data enabled us to detect an 8 mm
difference in improvement between bicifadine
and placebo

0-100 mm Visual Analog Scale (VAS) used

Placebo response = 25 mm

Published placebo responses range from
8-17 mm

Bicifadine VAS pain score improvements:

200 mg b.i.d. = 28 mm

300 mg b.i.d. = 24 mm

400 mg b.i.d. = 25 mm

Study 020: Sub-Group Analyses
Bicifadine More Effective in Key Populations

Patients whose back pain extends into the leg at
baseline

Back pain that also radiates down the leg (sciatica) a
predictor of bicifadine effect size

Placebo response rate lower in this sub-group

Bicifadine more effective than placebo in this sub-group

Patients with greater disability at baseline

Disability and limited functionality (RDQ scores = 17 )
a predictor of bicifadine effect size

Placebo response rate lower in this sub-group

Bicifadine more effective than placebo in this sub-group

Study 020: Low Back Pain and Disability

Chronic Low
Back Pain (CLBP):
100% of Patients

CLBP + Radiating Pain
Down the Leg:
31% of Patients

CLBP + Moderate to
Severe Disability:
21% of Patients

CLBP +
Radiating Pain +
Disability:
7% of Patients

30
25
20
15
10
5
0
Mean Change Score (VAS)
Localized Low Back Pain
Back Pain with Radiating Pain

DOV Pharmaceutical, Inc.

Pain Scores:
Responder Analysis for RDQ > 17 at Baseline

Responders = Patients Showing At Least a 50% Improvement in VAS Pain Score

Responder Analyses are commonly included in
Package Inserts and are required by the FDA

Baseline Disability Scores:
Effect on Pain Score Improvement

RDQ Score at Baseline: Impact on Pain Improvement Score, Difference from Placebo

Mean placebo response: RDQ>17 = 10.8; RDQ=17 = 28.2

Min Effect Size
Detectable for
Significance in
Study 020

Study 020: Drop Out Rates

Placebo = 29%

Bicifadine overall = 40%

19% were due to AEs, 7% due to lack of
efficacy, 14% for other causes

Bicifadine by treatment group

200 mg b.i.d. = 29%

300 mg b.i.d. = 47%

400 mg b.i.d. = 45%

Study 020: Common Adverse Events
(>5% of Patients)*

2.8%

5.9%

0.7%

3.2%

1.3%

Dyspepsia

3.1%

6.5%

2.7%

2.6%

0.7%

Somnolence

3.3%

4.6%

6.1%

1.9%

0.7%

Vomiting

3.5%

1.3%

6.1%

3.9%

2.6%

Abdominal Pain

3.8%

3.9%

2.7%

5.2%

3.3%

Upper Respiratory
Infection

4.1%

3.3%

4.1%

3.9%

5.3%

Diarrhea

4.8%

7.2%

6.1%

5.2%

0.7%

Insomnia

7.6%

15.0%

8.1%

5.2%

2.0%

Dizziness

12.7%

13.1%

10.8%

16.2%

10.6%

Headache

13.2%

17.6%

16.2%

12.3%

6.6%

Nausea

Total

(n=606)

Bicifadine

400 mg b.i.d.

(n=153)

Bicifadine

300 mg b.i.d.

(n=148)

Bicifadine

200 mg b.i.d.

(n=154)

Placebo

(n=151)

* Note: Any individual patient might appear in more than one category

Study 020: Safety

Bicifadine and placebo-treated patients
showed comparable values (minimal
changes) for:

Vital Signs

ECG

Serious Adverse Events

Liver Function Tests